CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2023 of
Victory Variable Insurance Funds
(the “Registrant”).

I, James K. De Vries, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

1.

the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

_
February 23, 2024
       ________________________
Date

 /s/ James K. De Vries                 _________________
James K. De Vries
President and Principal Executive Officer

CERTIFICATIONS

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2023 of Victory Variable Insurance Funds (
the “Registrant”).

I, Allan Shaer, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

2.

the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

3.

the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

February 23, 2024
_______________
Date

__/s/ Allan Shaer
________________
Allan Shaer
Treasurer and Principal Financial Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.